UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21586
                                                    -----------

                    First Trust Enhanced Equity Income Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2013
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               DECEMBER 31, 2013

                                  FIRST TRUST
                                ENHANCED EQUITY
                               INCOME FUND (FFA)



FIRST TRUST                                 CHARTWELL INVESTMENT PARTNERS
                                        --------------------------------------
                                      Institutional and Private Asset Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                                 ANNUAL REPORT
                               DECEMBER 31, 2013

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  5
Statement of Assets and Liabilities.......................................... 11
Statement of Operations...................................................... 12
Statements of Changes in Net Assets.......................................... 13
Financial Highlights......................................................... 14
Notes to Financial Statements................................................ 15
Report of Independent Registered Public Accounting Firm...................... 20
Additional Information....................................................... 21
Board of Trustees and Officers............................................... 24
Privacy Policy............................................................... 26

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2013


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Enhanced Equity Income Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 32.39% during the twelve months ended December 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
"AT A GLANCE"
AS OF DECEMBER 31, 2013 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                             FFA
Common Share Price                                         $13.32
Common Share Net Asset Value ("NAV")                       $15.24
Premium (Discount) to NAV                                  (12.60)%
Net Assets Applicable to Common Shares               $304,296,802
Current Quarterly Distribution per Common Share (1)        $0.225
Current Annualized Distribution per Common Share           $0.900
Current Distribution Rate on Closing Common Share Price (2)  6.76%
Current Distribution Rate on NAV (2)                         5.91%
-------------------------------------------------------------------

-------------------------------------------------------------------
          COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
            Common Share Price    NAV
12/12       $11.84                $13.27
             12.17                 13.64
             12.35                 13.74
             12.43                 13.85
1/13         12.58                 13.93
             12.61                 14.07
             12.69                 14.11
             12.78                 14.06
2/13         12.77                 14.01
             12.77                 14.02
             12.87                 14.31
             13.24                 14.43
3/13         12.91                 14.09
             12.83                 14.17
             12.70                 14.03
             13.02                 14.36
             12.71                 14.00
4/13         12.91                 14.25
             13.06                 14.45
             13.22                 14.57
             13.33                 14.74
5/13         13.27                 14.63
             13.06                 14.43
             13.04                 14.56
             12.94                 14.44
6/13         12.35                 13.89
             12.61                 13.98
             12.62                 14.12
             12.86                 14.39
             12.89                 14.50
7/13         12.95                 14.47
             13.00                 14.64
             13.08                 14.55
             12.77                 14.31
8/13         12.74                 14.33
             12.46                 14.10
             12.58                 14.25
             12.73                 14.50
             12.65                 14.45
9/13         12.57                 14.32
             12.35                 14.31
             12.55                 14.38
             12.77                 14.65
10/13        12.86                 14.76
             13.10                 14.77
             13.04                 14.88
             13.16                 15.07
11/13        13.24                 15.11
             13.22                 15.09
             13.21                 15.07
             12.96                 14.84
             13.13                 14.94
             13.38                 15.17
12/13        13.32                 15.24


---------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------
                                                                        Average Annual Total Return
                                                                  ---------------------------------------
                                                  1 Year Ended     5 Years Ended    Inception (8/26/2004)
                                                   12/31/2013       12/31/2013          to 12/31/2013
FUND PERFORMANCE (3)
NAV                                                  23.11%           15.24%                6.59%
Market Value                                         20.60%           17.48%                4.55%

INDEX PERFORMANCE
S&P 500(R) Index                                     32.39%           17.94%                7.89%
BXM Index                                            13.26%           10.92%                5.01%
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Apple, Inc.                                     4.4%
JPMorgan Chase & Co.                            3.6
General Electric Co.                            3.3
Pfizer, Inc.                                    2.8
Johnson & Johnson                               2.7
Philip Morris International, Inc.               2.6
Energy Transfer Partners, L.P.                  2.3
Occidental Petroleum Corp.                      2.2
Oracle Corp.                                    2.2
Cisco Systems, Inc.                             1.8
-----------------------------------------------------
                                      Total    27.9%
                                              ======


-----------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------
Information Technology                         19.4%
Financials                                     18.1
Energy                                         14.6
Health Care                                    11.8
Consumer Discretionary                         10.4
Consumer Staples                               10.1
Industrials                                     9.3
Materials                                       2.9
Utilities                                       2.2
Telecommunication Services                      1.2
-----------------------------------------------------
                                      Total   100.0%
                                              ======


(1) Most recent distribution paid or declared through 12/31/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 12/31/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                                 ANNUAL REPORT
                               DECEMBER 31, 2013


                                  SUB-ADVISOR

Chartwell Investment Partners, L.P. ("Chartwell") is an employee-owned investment advisory firm founded on April 1, 1997 by nine investment professionals from Delaware Investment Advisers. The firm is 75% owned by the partners and employees of Chartwell and 25% owned by a limited partnership comprised of three passive investors in the Philadelphia area. There are no affiliates at this time. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process.

Bernard P. Schaffer, one of the members of the portfolio management team for the First Trust Enhanced Equity Income Fund (the "Fund"), retired effective December 31, 2013.

Subsequent to the period covered by this report, Chartwell informed First Trust Advisors L.P. that it has agreed to sell substantially all of its assets to a third party. It is anticipated that there will be no changes to Chartwell personnel or the manner in which they perform their sub-advisory duties with respect to the Fund due to this transaction. See the Subsequent Events note in the Notes to Financial Statements later in the report.

                           PORTFOLIO MANAGEMENT TEAM

BERNARD P. SCHAFFER
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

DOUGLAS W. KUGLER, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST ENHANCED EQUITY INCOME FUND

The investment objective of the Fund is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its managed assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers. These securities are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund will write (sell) covered call options on a portion of the Fund's managed assets. There can be no assurance that the Fund's investment objectives will be achieved.

MARKET RECAP

The S&P 500 Index ("Index") returned 32.39% (inclusive of dividends) during the year ended December 31, 2013. This return was generated with few pauses during the year--only once did the Index decline by more than 5% from its latest high. While there were many issues for the market to worry about during the Fund's year that could have thwarted the Index's rally (threat of the "fiscal cliff," fears of a "hard landing" by the Chinese economy, tensions in Syria, and a U.S. federal government shutdown, to name a few), there were several recurring themes from which the market appeared to gain strength and overcome the proverbial "wall of worry" that most strong stock markets climb. The economy, despite occasional weak data, continued to grow and exhibit resilience. Real GDP in the first three quarters of 2013 was up 1.1%, 2.5% and 2.8% (subsequently revised to 4.1%), respectively. Later in the year the European economies also appeared to start to grow again, lending strength to the global economy. Measures of employment also improved with the last employment report prior to the close of the Fund's fiscal year showing the unemployment rate at 7.0% (down from 7.9% at the start of the fiscal year) and new claims for unemployment approached ten-year lows. Corporate profits, while not overly robust, continued to come in better than expected as companies have adapted well to a lower revenue growth environment. And maybe most importantly, the Federal Reserve, despite periods of doubt by the market, continued to provide significant liquidity to the economy. The early part of the Index's rally favored the defensive sectors of the market. It is believed that a strong demand for higher-yielding equities which are more commonplace in the defensive sectors helped drive those stocks. The rest of the year favored the more cyclical groups as the market appeared to become more confident in the global economic recovery and growth stocks outperformed value stocks. Throughout the year, small-capitalization stocks outperformed large-capitalization stocks.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE ANALYSIS

The net asset value ("NAV") total return(1) of the Fund for the year ended December 31, 2013 was 23.11%, and the market value total return(1) of the Fund was 20.60%. Both of these returns are inclusive of dividends paid during the period. During this time period, the Index returned 32.39%. While measures of volatility of the market have declined significantly over the last few years, the Fund continued to take advantage of volatility in the market where it could and sold call options on a significant percentage of the Fund's holdings. We continue to believe the strategy of combining high dividend-paying stocks and an option overwrite program is an excellent long-term strategy.

Relative to the Index, the Fund's equity portfolio faced some significant headwinds during the year. The Fund's equity portfolio is primarily focused on higher quality, large- to mid-cap equity securities with higher yields - each of which underperformed the Index during the year. Based on an analysis of the Index performed by Bank of America Merrill Lynch, for the year, higher-yielding stocks underperformed the Index. Additionally, lower-quality stocks were better performers than higher-quality stocks and smaller-capitalization stocks outperformed larger-capitalization stocks. Positive contributions came from stock selection in the Insurance, Consumer Services and Healthcare Equipment and Services sectors. Stocks such as Lincoln National Corp. (up 102.2 %), MetLife, Inc. (up 67.5 %), Bristol-Myers Squibb Company (up 70.0%), Cardinal Health, Inc. (up 66.0%), and Wynn Resorts Limited (up 80.9%) are examples of the positive stock selection. Lagging stock selection in the Information Technology, Capital Goods, Pharmaceuticals & Biotechnology, and the Retailing and Consumer Staples groups detracted from relative returns. Not owning stocks such as Google, Inc. (up 58.4%), Gilead Sciences, Inc. (up 104.5%), Celgene Corp. (up 115.3%), and Amazon.com (up 59.0%), while having positions in Digital Realty, Inc. (down 30.0%), Philip Morris International, Inc. (up 8.50%), EMC Corp. (up 0.20%) and Mid-America Apartment Communities (down 15.0%), detracted from relative returns.

MARKET OUTLOOK

The Index attained an all-time closing high of 1848.36 on December 31, 2013, and it is up over 150% from its closing low of 676.53 on March 9, 2009. The Index increase for 2013 (+32.39%) was the largest gain since 1997 and it followed last year, which was the third largest increase (+16.00%) in the last ten years. The question is: where to now? The major issue the market is currently wrestling with is at what pace will the Federal Reserve continue to slow its injection of liquidity, through quantitative easing, into the banking system? There is uncertainty as to the timing and size of this so-called "tapering" that the Fed announced after its meeting on December 18, 2013 and the market can be more volatile during times of uncertainty. In addition, a new Chairman of the Federal Reserve Board has taken over for Ben Bernanke. While Janet Yellen is not expected to make any significant changes to policy, the fact that there is a transition at the top of the Fed can raise questions. There are other issues which add to the uncertain environment--but all of these uncertainties can also provide positive impetus to stock prices if they are resolved in a market-friendly manner as we have seen over the last few years. Stock prices have risen on a combination of the resolution of uncertainties, strong earnings growth and increased confidence in the economy's ability to continue to improve coming out of the "Great Recession." We believe that this can continue but not without volatility. Companies have learned how to operate in a lower-growth environment and have shown the ability to raise margins which are at all-time highs. Concurrent with this increase in corporate earnings and margins, the economy has been growing the last few years but at an unspectacular pace. This "plow-horse" level of growth has led to uncertainty regarding the question of whether the domestic U.S. economy can sustain this level of growth after the Federal Reserve reduces the amount of "accommodation" it has been providing through quantitative easing. It appears as if we will find out soon. Some view the reduction of help from the Fed as a good thing--meaning that the economy is strong enough to move forward without help. Others are fearful that growth will stop when the accommodation is reduced. What this has done is raise the level of interest rates and add uncertainty.

Our position is that, despite these uncertainties, the economy should continue to grow at a reasonable, but not strong rate, and corporate profits should continue to grow as well. This could provide a solid backdrop for the market going forward. However, with valuation of the stock market no longer at the lower end of historical norms, and with earnings growth flattening out, moves higher in the Index will likely be more muted going forward with the increased likelihood of periods of price declines. No matter the outcome of these issues, we will manage the Fund with the dual objectives of generating a high level of current income while seeking capital appreciation over the market cycle.

----------------------

1 Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

   SHARES                         DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
COMMON STOCKS - 96.0%

              AEROSPACE & DEFENSE - 1.5%
      50,000  Honeywell International, Inc....................... $   4,568,500
                                                                  -------------
              AIR FREIGHT & LOGISTICS - 1.7%
      36,000  FedEx Corp.........................................     5,175,720
                                                                  -------------
              BEVERAGES - 3.8%
      45,000  Anheuser-Busch Inbev N.V., ADR.....................     4,790,700
      95,000  Coca-Cola (The) Co. ...............................     3,924,450
      35,000  PepsiCo, Inc.......................................     2,902,900
                                                                  -------------
                                                                     11,618,050
                                                                  -------------
              CAPITAL MARKETS - 3.2%
      12,000  BlackRock, Inc. ...................................     3,797,640
      70,000  Invesco, Ltd.......................................     2,548,000
      45,000  State Street Corp..................................     3,302,550
                                                                  -------------
                                                                      9,648,190
                                                                  -------------
              CHEMICALS - 1.5%
      70,000  E.I. Du Pont de Nemours & Co.......................     4,547,900
                                                                  -------------
              COMMERCIAL BANKS - 3.7%
      55,000  PNC Financial Services Group, Inc..................     4,266,900
      54,000  US Bancorp.........................................     2,181,600
     105,000  Wells Fargo & Co...................................     4,767,000
                                                                  -------------
                                                                     11,215,500
                                                                  -------------
              COMMUNICATIONS EQUIPMENT - 3.5%
     250,000  Cisco Systems, Inc. ...............................     5,612,500
      70,000  QUALCOMM, Inc......................................     5,197,500
                                                                  -------------
                                                                     10,810,000
                                                                  -------------
              COMPUTERS & PERIPHERALS - 6.1%
      24,000  Apple, Inc. .......................................    13,466,640
     200,000  EMC Corp...........................................     5,030,000
                                                                  -------------
                                                                     18,496,640
                                                                  -------------
              CONSUMER FINANCE - 1.3%
      50,000  Capital One Financial Corp.........................     3,830,500
                                                                  -------------
              DIVERSIFIED FINANCIAL SERVICES - 4.6%
      60,000  Citigroup, Inc.....................................     3,126,600
     185,400  JPMorgan Chase & Co................................    10,842,192
                                                                  -------------
                                                                     13,968,792
                                                                  -------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2%
     105,000  AT&T, Inc..........................................     3,691,800
                                                                  -------------
              ELECTRIC UTILITIES - 1.1%%
     110,000  PPL Corp...........................................       309,900
                                                                  -------------
              ENERGY EQUIPMENT & SERVICES - 4.3%
      45,000  Helmerich & Payne, Inc.............................     3,783,600
      54,000  National Oilwell Varco, Inc........................     4,294,620
      55,000  Schlumberger Ltd...................................     4,956,050
                                                                  -------------
                                                                     13,034,270
                                                                  -------------

                        See Notes to Financial Statements                 Page 5

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

   SHARES                         DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
COMMON STOCKS (CONTINUED)

              FOOD PRODUCTS - 2.9%
     100,000  Kraft Foods Group, Inc............................. $   5,392,000
      95,000  Mondelez International, Inc., Class A..............     3,353,500
                                                                  -------------
                                                                      8,745,500
                                                                  -------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
      80,000  Covidien PLC.......................................     5,448,000
                                                                  -------------
              HEALTH CARE PROVIDERS & SERVICES - 1.5%
      70,000  Cardinal Health, Inc...............................     4,676,700
                                                                  -------------
              HOTELS, RESTAURANTS & LEISURE - 2.3%
      55,000  Carnival Corp......................................     2,209,350
      60,000  Starwood Hotels & Resorts Worldwide, Inc...........     4,767,000
                                                                  -------------
                                                                      6,976,350
                                                                  -------------
              HOUSEHOLD DURABLES - 2.1%
      90,000  Newell Rubbermaid, Inc.............................     2,916,900
      90,000  Toll Brothers, Inc. (a)............................     3,330,000
                                                                  -------------
                                                                      6,246,900
                                                                  -------------
              INDUSTRIAL CONGLOMERATES - 3.3%
     360,000  General Electric Co................................    10,090,800
                                                                  -------------
              INSURANCE - 3.6%
      37,000  Lincoln National Corp..............................     1,909,940
      90,000  MetLife, Inc.......................................     4,852,800
      20,000  Prudential Financial, Inc..........................     1,844,400
      25,500  Travelers (The) Cos., Inc..........................     2,308,770
                                                                  -------------
                                                                     10,915,910
                                                                  -------------
              IT SERVICES - 1.4%
      52,000  Automatic Data Processing, Inc.....................     4,202,120
                                                                  -------------
              LIFE SCIENCES TOOLS & SERVICES - 1.3%
      70,000  Agilent Technologies, Inc..........................     4,003,300
                                                                  -------------
              MACHINERY - 1.3%
      45,000  Deere & Co.........................................     4,109,850
                                                                  -------------
              MEDIA - 2.6%
      32,200  AMC Entertainment Holdings, Inc., Class A (a)......       661,710
      40,000  CBS Corp., Class B.................................     2,549,600
      62,000  Walt Disney (The) Co...............................     4,736,800
                                                                  -------------
                                                                      7,948,110
                                                                  -------------
              METALS & MINING - 1.4%
     110,000  Freeport-McMoRan Copper & Gold, Inc................     4,151,400
                                                                  -------------
              MULTILINE RETAIL - 0.8%
      40,000  Target Corp........................................     2,530,800
                                                                  -------------
              OIL, GAS & CONSUMABLE FUELS - 7.2%
      35,000  Chevron Corp.......................................     4,371,850
      45,000  ConocoPhillips.....................................     3,179,250
      90,000  Kinder Morgan, Inc.................................     3,240,000

Page 6                  See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

   SHARES                         DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
COMMON STOCKS (CONTINUED)

              OIL, GAS & CONSUMABLE FUELS (CONTINUED)
     120,000  Marathon Oil Corp.................................. $   4,236,000
      72,000  Occidental Petroleum Corp..........................     6,847,200
                                                                  -------------
                                                                     21,874,300
                                                                  -------------
              PHARMACEUTICALS - 8.5%
      80,000  Bristol-Myers Squibb Co............................     4,252,000
      90,000  Johnson & Johnson..................................     8,243,100
     100,000  Merck & Co., Inc...................................     5,005,000
     276,886  Pfizer, Inc........................................     8,481,018
                                                                  -------------
                                                                     25,981,118
                                                                  -------------
              REAL ESTATE INVESTMENT TRUSTS - 0.8%
      40,000  Mid-America Apartment Communities, Inc.............     2,429,600
                                                                  -------------
              ROAD & RAIL - 1.4%
     150,000  CSX Corp...........................................     4,315,500
                                                                  -------------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
      40,000  Analog Devices, Inc................................     2,037,200
     102,500  Intel Corp.........................................     2,660,900
      70,000  Microchip Technology, Inc..........................     3,132,500
                                                                  -------------
                                                                      7,830,600
                                                                  -------------
              SOFTWARE - 4.5%
      45,000  Check Point Software Technologies Ltd. (a).........     2,903,400
     112,500  Microsoft Corp.....................................     4,210,875
     175,000  Oracle Corp........................................     6,695,500
                                                                  -------------
                                                                     13,809,775
                                                                  -------------
              SPECIALTY RETAIL - 1.5%
      75,000  L Brands, Inc......................................     4,638,750
                                                                  -------------
              TEXTILES, APPAREL & LUXURY GOODS - 1.1%
      52,000  VF Corp............................................     3,241,680
                                                                  -------------
              TOBACCO - 3.5%
      70,000  Altria Group, Inc..................................     2,687,300
      90,000  Philip Morris International, Inc...................     7,841,700
                                                                  -------------
                                                                     10,529,000
                                                                  -------------
              WATER UTILITIES - 1.1%
      80,000  American Water Works Co., Inc......................     3,380,800
                                                                  -------------
              TOTAL COMMON STOCKS ...............................   291,992,625
              (Cost $231,735,895)                                 -------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

   SHARES/
    UNITS                         DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
MASTER LIMITED PARTNERSHIPS - 3.1%

              OIL, GAS & CONSUMABLE FUELS - 3.1%
     120,000  Energy Transfer Partners, L.P...................... $   6,870,000
      40,000  Enterprise Products Partners, L.P..................     2,652,000
                                                                  -------------
              TOTAL MASTER LIMITED PARTNERSHIPS                       9,522,000
              (Cost $3,324,564)                                   -------------


COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 1.1%

              CAPITAL MARKETS - 1.1%
     187,000  Ares Capital Corp..................................     3,322,990
                                                                  -------------
              TOTAL COMMON STOCKS - BUSINESS DEVELOPMENT
                COMPANIES .......................................     3,322,990
              (Cost $3,148,066)                                   -------------

              TOTAL INVESTMENTS - 100.2% ........................   304,837,615
              (Cost $238,208,525) (b)                             -------------


  NUMBER OF
  CONTRACTS                       DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
CALL OPTIONS WRITTEN - (0.5%)

              Agilent Technologies, Inc. Call
         350  @ $60.00 due January 2014.......................... $      (8,750)
                                                                  -------------
              BlackRock, Inc. Call
          60  @  310.00 due January 2014.........................       (60,600)
                                                                  -------------
              Bristol-Myers Squibb Co. Call
         500  @  55.00 due January 2014..........................       (19,500)
                                                                  -------------
              Capital One Financial Corp. Call
         450  @  77.50 due January 2014..........................       (55,350)
                                                                  -------------
              Carnival Corp. Call
         350  @  41.00 due January 2014..........................       (12,250)
                                                                  -------------
              CBS Corp., Class B Call
         300  @  65.00 due January 2014..........................       (19,500)
                                                                  -------------
              ConocoPhillips Call
         300  @  72.50 due January 2014..........................        (7,200)
                                                                  -------------
              E.I. Du Pont de Nemours & Co. Call
         300  @  65.00 due January 2014..........................       (28,500)
                                                                  -------------
              FedEx Corp. Call
         160  @  145.00 due January 2014.........................       (28,800)
                                                                  -------------
              Freeport-McMoRan Copper & Gold, Inc. Call
         500  @  38.00 due January 2014..........................       (28,000)
                                                                  -------------
              General Electric Co. Call
         600  @  29.00 due January 2014..........................        (9,000)
                                                                  -------------

Page 8                  See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

  NUMBER OF
  CONTRACTS                       DESCRIPTION                         VALUE
------------  --------------------------------------------------- --------------
CALL OPTIONS WRITTEN (CONTINUED)

              JPMorgan Chase & Co. Call
         300  @ $60.00 due January 2014.......................... $     (11,400)
                                                                  -------------
              MetLife, Inc. Call
         300  @  55.00 due January 2014..........................       (13,500)
                                                                  -------------
              Microsoft Corp. Call
         300  @  38.00 due January 2014..........................       (12,000)
                                                                  -------------
              QUALCOMM, Inc. Call
         250  @  75.00 due January 2014..........................       (15,750)
                                                                  -------------
              S&P 500 Index Calls (c)
         250  @  1,850.00 due January 2014.......................      (440,000)
         400  @  1,860.00 due January 2014.......................      (440,000)
                                                                  -------------
                                                                       (880,000)
                                                                  -------------
              Starwood Hotels & Resorts Worldwide, Inc. Calls
         200  @  80.00 due January 2014..........................       (22,200)
         200  @  82.50 due January 2014..........................        (7,600)
                                                                  -------------
                                                                        (29,800)
                                                                  -------------
              Walt Disney (The) Co. Call
         350  @  75.00 due January 2014..........................       (75,950)
                                                                  -------------
              Wells Fargo & Co. Call
         400  @  45.00 due January 2014..........................       (35,200)
                                                                  -------------
              TOTAL CALL OPTIONS WRITTEN                             (1,351,050)
              (Premiums received $804,967)                        -------------

              NET OTHER ASSETS AND LIABILITIES - 0.3%                   810,237
                                                                  -------------
              NET ASSETS - 100.0%                                 $ 304,296,802
                                                                  =============

-----------------------------

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $237,888,010. As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $69,482,927 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,533,322.

(c) Call options on a securities index were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

ADR   American Depositary Receipt

                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2013

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                           TOTAL          LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE       UNOBSERVABLE
INVESTEMENTS                                            12/31/2013        PRICES           INPUTS            INPUTS
---------------------------------------------------    -------------   -------------    -------------    -------------
Common Stocks*.....................................    $ 291,992,625   $ 291,992,625    $          --    $          --
Master Limited Partnerships*.......................        9,522,000       9,522,000               --               --
Common Stocks - Business Development
    Companies*.....................................        3,322,990       3,322,990               --               --
                                                       -------------   -------------    -------------    -------------
TOTAL INVESTMENTS..................................    $ 304,837,615   $ 304,837,615    $          --    $          --
                                                       =============   =============    =============    =============

                                                  LIABILITIES TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                           TOTAL          LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE       UNOBSERVABLE
                                                        12/31/2013        PRICES           INPUTS            INPUTS
                                                       -------------   -------------    -------------    -------------
Call Options Written...............................    $  (1,351,050)  $  (1,351,050)   $          --    $          --
                                                       =============   =============    =============    =============

*See the Portfolio of Investments for industry breakdown.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2013.

Page 10                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

ASSETS:
Investments, at value
   (Cost $238,208,525).........................................................................      $304,837,615
Cash...........................................................................................           535,368
Dividends receivable...........................................................................           647,483
Prepaid expenses...............................................................................             4,638
                                                                                                     ------------
       Total Assets............................................................................       306,025,104
                                                                                                     ------------
LIABILITIES:
Options written, at value (Premiums received $804,967).........................................         1,351,050
Payables:
   Investment advisory fees....................................................................           254,763
   Audit and tax fees..........................................................................            43,200
   Administrative fees.........................................................................            23,228
   Printing fees...............................................................................            22,912
   Custodian fees..............................................................................            17,101
   Legal fees..................................................................................             8,836
   Transfer agent fees.........................................................................             5,111
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             1,330
                                                                                                     ------------
       Total Liabilities.......................................................................         1,728,302
                                                                                                     ------------
NET ASSETS.....................................................................................      $304,296,802
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $291,352,132
Par value......................................................................................           199,732
Accumulated net investment income (loss).......................................................           626,596
Accumulated net realized gain (loss) on investments and written options transactions...........       (53,964,665)
Net unrealized appreciation (depreciation) on investments and written options..................        66,083,007
                                                                                                     ------------
NET ASSETS.....................................................................................      $304,296,802
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      15.24
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        19,973,164
                                                                                                     ============


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $9,102)...........................................      $  7,572,479
Interest.......................................................................................               381
                                                                                                     ------------
   Total investment income.....................................................................         7,572,860
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................         2,871,881
Administrative fees............................................................................           251,285
Printing fees..................................................................................            82,992
Audit and tax fees.............................................................................            43,471
Transfer agent fees............................................................................            35,838
Legal fees.....................................................................................            25,745
Custodian fees.................................................................................            25,651
Trustees' fees and expenses....................................................................            24,380
Financial reporting fees.......................................................................             9,250
Other..........................................................................................            40,300
                                                                                                     ------------
   Total expenses..............................................................................         3,410,793
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         4,162,067
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................        23,907,400
   Written option transactions (a).............................................................        (9,658,161)
                                                                                                     ------------
Net realized gain (loss).......................................................................        14,249,239
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        39,735,809
   Written options held (a)....................................................................          (883,834)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................        38,851,975
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        53,101,214
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $ 57,263,281
                                                                                                     ============

(a)   Primary risk exposure is equity option contracts.

Page 12                 See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR            YEAR
                                                                                        ENDED           ENDED
                                                                                      12/31/2013      12/31/2012
                                                                                     ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................  $  4,162,067    $  5,064,559
Net realized gain (loss)...........................................................    14,249,239       9,425,237
Net change in unrealized appreciation (depreciation)...............................    38,851,975      18,652,517
Net increase from payment by the sub-advisor.......................................            --          77,318
                                                                                     ------------    ------------

Net increase (decrease) in net assets resulting from operations....................    57,263,281      33,219,631
                                                                                     ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................   (17,975,848)    (14,353,701)
Return of capital..................................................................            --      (3,622,147)
                                                                                     ------------    ------------

Total distributions to shareholders................................................   (17,975,848)    (17,975,848)
                                                                                     ------------    ------------

Total increase (decrease) in net assets............................................    39,287,433      15,243,783

NET ASSETS:
Beginning of period................................................................   265,009,369     249,765,586
                                                                                     ------------    ------------

End of period......................................................................  $304,296,802    $265,009,369
                                                                                     ============    ============

Accumulated net investment income (loss) at end of period..........................  $    626,596    $    572,277
                                                                                     ============    ============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at end of period.....................................................    19,973,164      19,973,164
                                                                                     ============    ============


                        See Notes to Financial Statements                Page 13

FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR          YEAR          YEAR          YEAR          YEAR
                                            ENDED         ENDED         ENDED         ENDED         ENDED
                                          12/31/2013    12/31/2012    12/31/2011    12/31/2010    12/31/2009
                                          ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period ..... $  13.27      $  12.51      $  13.20      $  12.32      $  11.15
                                           --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .............     0.21          0.26          0.22          0.24          0.20
Net realized and unrealized gain (loss)...     2.66          1.40         (0.01)         1.52          1.93
                                           --------      --------      --------      --------      --------
Total from investment operations .........     2.87          1.66          0.21          1.76          2.13
                                           --------      --------      --------      --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ....................    (0.90)        (0.72)        (0.68)        (0.59)        (0.19)
Return of capital ........................       --         (0.18)        (0.22)        (0.29)        (0.77)
                                           --------      --------      --------      --------      --------
Total distributions to Common
   Shareholders ..........................    (0.90)        (0.90)        (0.90)        (0.88)        (0.96)
                                           --------      --------      --------      --------      --------
Net asset value, end of period ........... $  15.24      $  13.27      $  12.51      $  13.20      $  12.32
                                           ========      ========      ========      ========      ========
Market value, end of period .............. $  13.32      $  11.84      $  10.83      $  12.63      $  11.70
                                           ========      ========      ========      ========      ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (a) .............................    23.11%        14.18% (b)     2.42%        15.50%        22.24%
                                           ========      ========      ========      ========      ========
TOTAL RETURN BASED ON MARKET VALUE (a) ...    20.60%        17.68%        (7.33)%       16.37%        46.26%
                                           ========      ========      ========      ========      ========
----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..... $304,297      $265,009      $249,766      $263,614      $246,048
Ratio of total expenses to average net
   assets ................................     1.19%         1.21%         1.22%         1.25%         1.34%
Ratio of net investment income (loss) to
   average net assets ....................     1.45%         1.90%         1.65%         1.90%         1.80%
Portfolio turnover rate ..................       40%           66%           52%           41%           74%

-----------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b) The Fund received reimbursements from Chartwell Investment Partners, L.P. (the "Sub-Advisor") in the amount of $77,318. The reimbursements from the Sub-Advisor represent less than $0.01 per share and had no effect on the Fund's total return.

Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2013


                              1. FUND DESCRIPTION

First Trust Enhanced Equity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FFA on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its managed assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis writes (sells) covered call options on a portion of the Fund's managed assets. Managed assets means the total asset value of the Fund minus the sum of the Fund's liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value, or in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Common stocks, master limited partnerships ("MLPs"), exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the mean of the bid and asked prices, if available, and otherwise at the closing bid price.

      Exchange-traded options are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of the most recent bid and asked prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2013


use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2013, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call options ("options") on all or a portion of the equity securities held in the Fund's portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor"), consistent with the Fund's investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) "naked" or uncovered options. If certain equity securities held in the Fund's portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2013


without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written
(sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written option transactions" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts.

The Fund may hold securities of publicly-traded real estate investment trusts ("REITs"). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REITs fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the year ended December 31, 2013, distributions of $563,350 received from MLPs have been reclassified as return of capital. The cost basis of the applicable MLPs has been reduced accordingly.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the tax year ended December 31, 2013, primarily as a result of distributions in excess of current year taxable income, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $13,868,100, a decrease in accumulated net realized gain (loss) on investments and written option transactions of $253,957 and a decrease to paid-in capital of $13,614,143. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 was as follows:

Distributions paid from:                             2013              2012
Ordinary income..............................   $   17,975,848    $   14,353,701
Long-term capital gain.......................               --                --
Return of capital............................               --         3,622,147

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2013


As of December 31, 2013, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income................   $           --
Undistributed capital gains..................               --
                                                --------------
Total undistributed earnings.................               --
Accumulated capital and other losses.........      (48,158,078)
Net unrealized appreciation (depreciation)...       66,810,472
                                                --------------
Total accumulated earnings (losses)..........       18,652,394
Other........................................      (5,907,456)
Paid-in capital..............................      291,551,864
                                                --------------
Net assets...................................   $  304,296,802
                                                ==============

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Fund had capital loss carryforwards for federal income tax purposes of $46,735,790 expiring December 31, 2017.

During the taxable year ended December 31, 2013, the Fund utilized pre-enactment capital loss carryforwards in the amount of $14,474,263.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of December 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following year for federal income tax purposes. For the fiscal year ended December 31, 2013, the Fund intends to elect to defer net capital losses of $1,422,288.

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust Advisors L.P. ("First Trust"), the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Chartwell manages the Fund's portfolio subject to First Trust's supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid monthly by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2013


Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman served two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2013, were $112,946,819 and $134,672,730, respectively.

Written option activity for the Fund was as follows:

                                                          NUMBER
                                                            OF
WRITTEN OPTIONS                                         CONTRACTS               PREMIUMS
-------------------------------------------------------------------------------------------
Options outstanding at December 31, 2012...........        13,800            $      858,201
Options written....................................       160,355                18,552,538
Options expired....................................       (71,346)               (5,020,479)
Options exercised..................................       (10,946)                 (576,281)
Options closed ....................................       (85,043)              (13,009,012)
                                                         --------            --------------
Options outstanding at December 31, 2013...........         6,820            $      804,967
                                                         ========            ==============

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On January 8, 2014, Chartwell advised the Fund that it entered into a definitive asset-purchase agreement with TriState Capital Holdings, Inc. ("TriState") (NYSE
TSC) whereby TriState will acquire substantially all of the assets of Chartwell (the "Transaction"). The Transaction is expected to close in the first quarter of 2014, subject to regulatory requirements, obtaining certain Chartwell-client consents and other customary closing conditions. The consummation of the Transaction may be deemed to be an "assignment" (as defined in the 1940 Act) of the sub-advisory agreement between the Fund, First Trust and Chartwell, which would result in the automatic termination of the agreement.

On February 20, 2014, the Board of Trustees of the Fund voted to approve Chartwell Investment Partners Inc. as investment sub-advisor to the Fund, following TriState Capital Holdings, Inc. acquisition of substantially all of the assets of Chartwell Investment Partners, L.P. The Fund will enter into an interim sub-advisory agreement among the Fund, First Trust and Chartwell Investment Partners Inc., as investment sub-advisor, which will be effective on the date of the close of the Transaction.

A shareholder meeting of the Fund will be scheduled to vote on a proposal to approve a new sub-advisory agreement with Chartwell Investment Partners Inc. on or before 150 days from the date of the close of the Transaction. The interim sub-advisory agreement and a new sub-advisory agreement will be substantially similar to each of the Fund's previous agreements.

Effective December 31, 2013, Bernard P. Schaffer retired from his position at Chartwell and, consequently, will no longer be involved as a member of Chartwell's portfolio management team for the Fund. Douglas W. Kugler and Peter
M. Schofield will continue as members of Chartwell's portfolio management team for the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENHANCED EQUITY INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Equity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Enhanced Equity Income Fund, as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 21, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                         DECEMBER 31, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                         DECEMBER 31, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2013, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Form N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer to the Fund's public disclosure in such reports and that are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2013, 5.24% qualified for the corporate dividends received deduction available to corporate shareholders. The Fund hereby designates as qualified dividend income 5.45% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2013.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund), First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and First Trust High Income Long/Short Fund was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Enhanced Equity Income Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 18,143,662, the number of votes against was 373,929 and the number of abstentions was 1,455,573. The number of votes cast in favor of Mr. Nielson was 18,220,786, the number of votes against was 296,805 and the number of abstentions was 1,455,573. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

EQUITY SECURITIES RISK: The Fund invests in equity securities. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                         DECEMBER 31, 2013 (UNAUDITED)


OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which can not be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

INDUSTRY RISK: The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry. If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy. Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.

INCOME RISK: Net investment income paid by the Fund to its Common Shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund's portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                         DECEMBER 31, 2013 (UNAUDITED)

                                                                                                    NUMBER OF          OTHER
                                                                                                  PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST   DIRECTORSHIPS
    NAME, ADDRESS,                   TERM OF OFFICE                                               FUND COMPLEX    HELD BY TRUSTEE
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS              OVERSEEN BY      DURING PAST
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                 TRUSTEE          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term      Physician; President, Wheaton Orthopedics;      105        None
c/o First Trust Advisors L.P.                          Co-Owner and Co-Director (January 1996
120 East Liberty Drive,         o Since Fund           to May 2007), Sports Med Center for
  Suite 400                       Inception            Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                      Estate Limited Partnership; Member,
D.O.B.: 04/51                                          Sportsmed LLC

Thomas R. Kadlec, Trustee       o Three-Year Term      President (March 2010 to Present), Senior       105        Director of ADM
c/o First Trust Advisors L.P.                          Vice President and Chief Financial Officer                 Investor Services,
120 East Liberty Drive,         o Since Fund           (May 2007 to March 2010), Vice President                   Inc. and ADM
  Suite 400                       Inception            and Chief Financial Officer (1990 to May                   Investor Services
Wheaton, IL 60187                                      2007), ADM Investor Services, Inc. (Futures                International
D.O.B.: 11/57                                          Commission Merchant)

Robert F. Keith, Trustee        o Three-Year Term      President (2003 to Present), Hibs               105        Director of
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management                      Trust Company
120 East Liberty Drive,         o Since June 2006      Consulting)                                                of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Three-Year Term      President and Chief Executive Officer (June     105        Director of
c/o First Trust Advisors L.P.                          2012 to Present), Dew Learning LLC                         Covenant
120 East Liberty Drive,         o Since Fund           (Educational Products and Services); President             Transport Inc.
  Suite 400                       Inception            (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and  o Three-Year Term      Chief Executive Officer (December 2010          105        None
Chairman of the Board                                  to Present), President (until December
120 East Liberty Drive,                                2010), First Trust Advisors L.P. and First
  Suite 400                                            Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187               o Since Fund           Board of Directors, BondWave LLC
D.O.B.: 09/55                     Inception            (Software Development Company/
                                                       Investment Advisor) and Stonebridge
                                                       Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a Trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as Trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as Trustees until the Fund's 2016 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                         DECEMBER 31, 2013 (UNAUDITED)

  NAME, ADDRESS        POSITION AND OFFICES        TERM OF OFFICE AND                          PRINCIPAL OCCUPATIONS
AND DATE OF BIRTH            WITH FUND              LENGTH OF SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        President and Chief         o Indefinite Term           Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Executive Officer                                       and Chief Financial Officer, First Trust Advisors
   Suite 400                                       o Since January 2012        L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)


James M. Dykas         Treasurer, Chief Financial  o Indefinite Term           Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,  Officer and Chief                                       President (April 2007 to Present), Vice President
   Suite 400           Accounting Officer          o Since January 2012        (January 2005 to April 2007), First Trust Advisors
Wheaton, IL 60187                                                              L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66


W. Scott Jardine       Secretary and Chief         o Indefinite Term           General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,  Legal Officer                                           Trust Portfolios L.P.; Secretary and General
   Suite 400                                                                   Counsel, BondWave LLC (Software Development
Wheaton, IL 60187                                  o Since Fund Inception      Company/Investment Advisor); Secretary of
D.O.B.: 05/60                                                                  Stonebridge Advisors LLC (Investment Advisor)


Daniel J. Lindquist    Vice President              o Indefinite Term           Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                          Senior Vice President (September 2005 to
   Suite 400                                       o Since December 2005       July 2012), First Trust Advisors L.P. and First
Wheaton, IL 60187                                                              TrustPortfolios L.P.
D.O.B.: 02/70


Kristi A. Maher        Chief Compliance Officer    o Indefinite Term           Deputy General Counsel First Trust Advisors L.P. and
120 E. Liberty Drive,  and Assistant Secretary                                 First Trust Portfolios L.P.
   Suite 400                                       o Chief Compliance Officer
Wheaton, IL 60187                                    Since January 2011
D.O.B.: 12/66
                                                   o Assistant Secretary
                                                     Since Fund Inception

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                               DECEMBER 31, 2013


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to
            Item 12(a)(1).

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,000.00 for 2012 and $38,000.00 for 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2011 and $0 for 2012.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2012 and $0 for 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for 2012 and $5,200 for 2013. These fees were for tax preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2012 and $0 for 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2012 and $0 for 2013.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2012 and $0 for 2013.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2012 were $5,200.00 and $4,120.00 for the Registrant and the Registrant's investment adviser, respectively, and for 2013 were $5,200.00 and $38,000.00, for the Registrant and the Registrant's investment adviser, respectively.

      (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                         CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                            o ADOPTED APRIL 11, 1997
                          o AS AMENDED FEBRUARY, 2014


PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines with the exception of those clients who wish their proxies voted in accordance with Taft-Hartley Proxy Voting Guidelines and who have instructed Chartwell to do so. In addition, Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below, retain that authority. Clients who wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained ISS, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS' proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with

AFL-CIO Key Votes Survey, a list of proposals and meetings based on recommendations by the AFL-CIO Office of Investment. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client's securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 - 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes, so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. In addition, Union Clients have the ability to instruct Chartwell to vote their proxies entirely in accordance with the Taft-Hartley policy. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

      o WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

                           o PROXY VOTING GUIDELINES

Generally, Chartwell votes all proxies in accordance with the following guidelines provided by Institutional Shareholder Services (ISS). These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

1.  ROUTINE/MISCELLANEOUS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business".

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

CHANGE DATE, TIME OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting unless the current scheduling or location is unreasonable.

OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

AUDIT-RELATED

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

     o The terms of the auditor agreement - the degree to which these agreements impact shareholders' rights;

     o  The motivation and rationale for establishing the agreements;

     o  The quality of disclosure; and

     o  The company's historical practices in the audit area.

VOTE AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent;

     o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

     o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     o  Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

     o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SHAREHOLDER PROPOSALS LIMITING NON-AUDIT SERVICES

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

SHAREHOLDER PROPOSALS ON AUDIT FIRM ROTATION

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     o  The tenure of the audit firm;

     o  The length of rotation specified in the proposal;

     o  Any significant audit-related issues at the company;

     o  The number of Audit Committee meetings held each year;

     o  The number of financial experts serving on the committee; and

     o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

     1. ACCOUNTABILITY: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

     2. RESPONSIVENESS: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

     3. COMPOSITION: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise and independence, while ensuring active and collaborative participation by all members.

     4. INDEPENDENCE: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation and nomination of directors.

GENERALLY VOTE FOR DIRECTOR NOMINEES, EXCEPT UNDER THE FOLLOWING CIRCUMSTANCES:

1.    ACCOUNTABILITY

Vote AGAINST(1) OR WITHHOLD from the entire board of directors (except new nominees(2), who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

CLASSIFIED BOARD STRUCTURE:

1.1 The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable;

DIRECTOR PERFORMANCE EVALUATION:

1.2 The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

        o  A classified board structure;

        o  A supermajority vote requirement;

        o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve out for contested elections;

-------------------
1 IN GENERAL, COMPANIES WITH A PLURALITY VOTE STANDARD USE "WITHHOLD"
AS THE VALID CONTRARY VOTE OPTION IN DIRECTOR ELECTIONS; COMPANIES WITH A MAJORITY VOTE STANDARD USE "AGAINST". HOWEVER, IT WILL VARY BY COMPANY AND THE PROXY MUST BE CHECKED TO DETERMINE THE VALID CONTRARY VOTE OPTION FOR THE PARTICULAR COMPANY.

2 A "NEW NOMINEE" IS ANY CURRENT NOMINEE WHO HAS NOT ALREADY BEEN ELECTED
BY SHAREHOLDERS AND WHO JOINED THE BOARD AFTER THE PROBLEMATIC ACTION IN QUESTION TRANSPIRED. IF ISS CANNOT DETERMINE WHETHER THE NOMINEE JOINED THE BOARD BEFORE OR AFTER THE PROBLEMATIC ACTION TRANSPIRED, THE NOMINEE WILL BE CONSIDERED A "NEW NOMINEE" IF HE OR SHE JOINED THE BOARD WITHIN THE 12 MONTHS PRIOR TO THE UPCOMING SHAREHOLDER MEETING.

     o  The inability for shareholders to call special meetings;

     o  The inability for shareholders to act by written consent;

     o  A dual-class structure; and/or

     o  A non-shareholder-approved poison pill.

POISON PILLS:

1.3 The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote AGAINST OR WITHHOLD every year until this feature is removed;

1.4 The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5 The board makes a material adverse change to an existing poison pill without shareholder approval. Vote CASE-BY-CASE on all nominees if:

1.6 The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

        o The date of the pill's adoption relative to the date of the next meeting of shareholders- i.e., whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

        o  The issuer's rationale;

        o  The issuer's governance structure and practices; and

        o  The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITTHOLD from the members of the Audit Committee if:

1.7 The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

1.8 The company receives an adverse opinion on the company's financial statements from its auditor; or

1.9 There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company or its shareholders to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10 Poor accounting practices are identified that rise to the level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or, in egregious situations, vote AGAINST OR WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11 There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12  The company maintains significant problematic pay practices;

1.13 The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14 The company fails to submit one-time transfers of stock options to a shareholder vote; or;

1.15 The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

     o The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

     o  The company's response, including

        o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

        o Specific actions taken to address the issues that contributed to the low level of support;

        o  Other recent compensation actions taken by the company;

     o  Whether the issues raised are recurring or isolated;

     o  The company's ownership structure; and

     o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16 Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;

1.17  Failure to replace management as appropriate; or

1.18 Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.    RESPONSIVENESS

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

2.1 The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

        o Disclosed outreach efforts by the board to shareholders in the wake of the vote;

        o Rationale provided in the proxy statement for the level of implementation; o The subject matter of the proposal;

        o The level of support for and opposition to the resolution in past meetings;

        o Actions taken by the board in response to the majority vote and its engagement with shareholders;

        o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

----------------------

3 EXAMPLES OF FAILURE OF RISK OVERSIGHT INCLUDE, BUT ARE NOT LIMITED TO:
BRIBERY; LARGE OR SERIAL FINES OR SANCTIONS FROM REGULATORY BODIES; SIGNIFICANT ADVERSE LEGAL JUDGMENTS OR SETTLEMENTS; HEDGING OF COMPANY STOCK; OR SIGNIFICANT PLEDGING OF COMPANY STOCK.

        o  Other factors as appropriate.

2.2 The board failed to act on takeover offers where the majority of shares are tendered;

2.3 At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4 The board implements an advisory vote on executive compensation on a less frequent basis than The frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

2.5 The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

        o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

        o  The company's ownership structure and vote results;

        o ISS' analysis of whether there are compensation concerns or a history of problematic

        o  compensation practices; and

        o The previous year's support level on the company's say-on-pay proposal.

3.  COMPOSITION

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS:

3.1 Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

        o  Medical issues/illness;

        o  Family emergencies; and

        o Missing only one meeting (when the total of all meetings is three or fewer).

3.2 If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question;

OVERBOARDED DIRECTORS:

Vote AGAINST or WITHHOLD from individual directors who:

3.3   Sit on more than six public company boards; or

3.4 Are CEOs of public companies who sit on the boards of more than two public companies besides their own - WITHHOLD only at their outside boards(5).

--------------------

4 FOR NEW NOMINEES ONLY, SCHEDULE CONFLICTS DUE TO COMMITMENTS MADE PRIOR TO THEIR APPOINTMENT TO THE BOARD ARE CONSIDERED IF DISCLOSED IN THE NEW PROXY OR ANOTHER SEC FILING.

5 ALTHOUGH ALL OF A CEO'S SUBSIDIARY BOARDS WILL BE COUNTED AS SEPARATE BOARDS, ISS WILL NOT RECOMMEND A WITHHOLD VOTE FROM THE CEO OF A PARENT COMPANY BOARD OR ANY OF THE CONTROLLED (>50 PERCENT OWNERSHIP) SUBSIDIARIES OF THAT PARENT, BUT WILL DO SO AT SUBSIDIARIES THAT ARE LESS THAN 50 PERCENT CONTROLLED AND BOARDS OUTSIDE THE PARENT/SUBSIDIARY RELATIONSHIPS .

4.    INDEPENDENCE

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1 The inside or affiliated outside director serves on any of the three key committees: audit, compensation or nominating;

4.2 The company lacks an audit, compensation or nominating committee so that the full board functions as that committee;

4.3 The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4   Independent directors make up less than a majority of the directors.

2014 ISS CLASSIFICATION OF DIRECTORS

1. INSIDE DIRECTOR (I)

1.1.  Current employee(i) of the company or one of its affiliates(ii).

1.2 Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).

1.3 Director named in the Summary Compensation Table (excluding former interim officers).

2.    AFFILIATED OUTSIDE DIRECTOR (AO)

Board Attestation

2.1.  Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2.  Former CEO of the company(iii), (iv).

2.3.  Former CEO of an acquired company within the past five years(iv).

2.4. Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim CEO's employment agreement will be made(v);

Non-CEO Executives

2.5. Former officer(i) of the company, an affiliate(ii) or an acquired firm within the past five years.

2.6. Officer(i) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7. Officer(i), former officer, general or limited partner of a joint venture or partnership with the company.

Family Members

2.8. Immediate family member(vi) of a current or former officer(i) of the company or its affiliates(ii) within the last five years.

2.9. Immediate family member(vi) of a current employee of company or its affiliates(ii) where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10. Currently provides (or an immediate family member(vi) provides) professional services(vii) to the company, to an affiliate(ii) of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11. Is (or an immediate family member(vi) is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services(vii) to the company, to an affiliate(ii) of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12. Has (or an immediate family member(vi) has) any material transactional relationship(viii) with the company or its affiliates(ii) (excluding investments in the company through a private placement).

2.13. Is (or an immediate family member(vi) is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship(viii) with the company or its affiliates(ii) (excluding investments in the company through a private placement).

2.14. Is (or an immediate family member(vi) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments(viii) from the company or its affiliates(ii).

Other Relationships

2.15. Party to a voting agreement(ix) to vote in line with management on proposals being brought to shareholder vote.

2.16. Has (or an immediate family member(vi) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee(x).

2.17. Founder(xi) of the company but not currently an employee.

2.18. Any material(xii) relationship with the company.

3.    INDEPENDENT OUTSIDE DIRECTOR (IO)

3.1.  No material(xii) connection to the company other than a board seat.

FOOTNOTES:

i The definition of officer will generally follow that of a "Section 16 officer" (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology and accounting officers of a company (including the president, treasurer, secretary, controller or any vice president in charge of a principal business unit, division or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: "Any material relationship with the company". However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

ii "Affiliate includes a subsidiary, sibling company or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company's initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise, taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v ISS will look at the terms of the interim officer's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time officer at the time.

vi "Immediate family member" follows the SEC's definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, nominee for director, executive officer or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision making and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services; educational services and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. "Of Counsel" relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to or receives annual payments from another entity exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient's gross revenues, in the case of a company which follows NYSE/AMEX listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction.)

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement will generally be classified as independent unless determined otherwise, taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there are any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause ISS to deem the founder as an independent outsider.

xii For purposes of ISS's director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

                                     *****

OTHER BOARD-RELATED PROPOSALS

AGE/TERM LIMITS

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO SUCCESSION PLANNING

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

     o  The reasonableness/scope of the request; and

     o The company's existing disclosure on its current CEO succession planning process.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting, unless:

     o The company has proxy access, thereby allowing shareholders to nominate directors to the company's ballot; and

     o The company has adopted a majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

     o Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

     o Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

     o Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     o  If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

     o The company's board committee structure, existing subject matter expertise and board nomination provisions relative to that of its peers;

     o The company's existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

     o The company's disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

     o  The scope and structure of the proposal.

ESTABLISH OTHER BOARD COMMITTEE PROPOSALS

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

     o Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

     o Level of disclosure regarding the issue for which board oversight is sought;

     o Company performance related to the issue for which board oversight is sought;

     o Board committee structure compared to that of other companies in its industry sector; and/or

     o  The scope and structure of the proposal.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

        o Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

        o  Serves as liaison between the chairman and the independent directors;

        o  Approves information sent to the board;

        o  Approves meeting agendas for the board;

        o Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

        o  Has the authority to call meetings of the independent directors;

        o If requested by major shareholders, ensures that he is available for consultation and direct communication.

     o  Two-thirds independent board;

     o  Fully independent key committees;

     o  Established governance guidelines;

     o A company in the Russell 3000 universe must have not exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one- and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

     o The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

        o  Egregious compensation practices;

        o Multiple related-party transactions or other issues putting director independence at risk; o Corporate and/or management scandals;

        o  Excessive problematic corporate governance provisions; or

        o Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF INDEPENDENT COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a shareholder director.

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE to enact proxy access, taking into account, among other factors:

     o  Company-specific factors; and

     o  Proposal-specific factors, including:

        o The ownership thresholds proposed in the resolution (i.e., percentage and duration);

        o The maximum proportion of directors that shareholders may nominate each year; and

        o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

REQUIRE MORE NOMINEES THAN OPEN SEATS

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

SHAREHOLDER ENGAGEMENT POLICY (SHAREHOLDER ADVISORY COMMITTEE)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/ process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     o Effectively disclosed information with respect to this structure to its shareholders;

     o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

     o The company has an independent chairman or a lead director, according to ISS's definition. This individual must be made available for periodic consultation and direct communication with major shareholders.


PROXY CONTESTS - VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE BY CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o  Management's track record;

     o  Background to the proxy contest;

     o  Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);

     o  Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE BY CASE considering the same factors listed above.

VOTE-NO CAMPAIGNS

In cases where companies are targeted in connection with public "vote no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

3.  SHAREHOLDER RIGHTS & DEFENSES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/nomination must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submitted window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

EXCLUSIVE VENUE

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

     o Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement; and

     o  Whether the company has the following good governance features:

        o  An annually elected board;

        o  A majority vote standard in uncontested director elections; and

        o The absence of a poison pill, unless the pill was approved by shareholders.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

NET OPERATING LOSS (NOL) PROTECTIVE AMENDMENTS
Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

     o The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

     o  The value of the NOLs;

     o Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

     o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic concerns; and

     o  Any other factors that may be applicable.

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

SHAREHOLDER PROPOSALS TO PUT PILL TO A VOTE AND/OR ADOPT A PILL POLICY

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place, or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o  Shareholders have approved the adoption of the plan; or

     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

MANAGEMENT PROPOSALS TO RATIFY A POISON PILL

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o  No lower than a 20% trigger, flip-in or flip-over;

     o  A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years (or less) and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

     o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

     o  The value of the NOLs;

     o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

     o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

     o  Any other factors that may be applicable.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE BY CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     o The election of fewer than 50% of the directors to be elected is contested in the election;

     o  One or more of the dissident's candidates is elected;

     o  Shareholders are not permitted to cumulate their votes for directors;
        and

     o The election occurred, and the expenses were incurred after the adoption of this bylaw.

REINCORPORATION PROPOSALS

Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

     o  Reasons for reincorporating;

     o Comparison of company's governance practices and provisions prior to and following the reincorporation; and

     o  Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to take action by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent taking into account the following factors:

     o  Shareholders' current right to act by written consent;

     o  The consent threshold;

     o  The inclusion of exclusionary or prohibitive language;

     o  Investor ownership structure; and

     o Shareholder support of and management's response to previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals, if in addition to the considerations above, the company has the following governance and antitakeover provisions:

     o An unfettered(6) right for shareholders to call special meetings at a 10 percent threshold;

     o  A majority vote standard in uncontested director elections;

     o  No non-shareholder-approved pill; and

     o  An annually elected board.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders' ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

     o  Shareholders' current right to call special meetings;

     o Minimum ownership threshold necessary to call special meetings (10% preferred);

     o  The inclusion of exclusionary or prohibitive language;

     o  Investor ownership structure; and

---------------------

6 "UNFETTERED" MEANS NO RESTRICTIONS ON THE NUMBER OF SHAREHOLDERS WHO CAN GROUP TOGETHER TO REACH THE 10 PERCENT THRESHOLD, AND ONLY REASONABLE LIMITS ON WHEN A MEETING CAN BE CALLED: NO GREATER THAN 30 DAYS AFTER THE LAST ANNUAL MEETING AND NO GREATER THAN 90 PRIOR TO THE NEXT ANNUAL MEETING.

     o Shareholder support of and management's response to previous shareholder proposals.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

VOTE FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

     o  Ownership structure;

     o  Quorum requirements; and

     o  Vote requirements.

4.  CAPITAL/RESTRUCTURING

CAPITAL

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote FOR management proposals to eliminate par value.

COMMON STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

     o  Past Board Performance;

        o  The company's use of authorized shares during the last three years;

     o  The Current Request:

        o Disclosure in the proxy statement of the specific purposes of the proposed increase;

        o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

        o The dilutive impact of the request as determined through an allowable cap calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

DUAL CLASS STRUCTURE

Generally vote AGAINST proposals to create a new class of common stock unless:

     o The company discloses a compelling rationale for the dual-class capital structure, such as:

        o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

        o  The new class of shares will be transitory.

     o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

     o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

     o  The size of the company;

     o  The shareholder base; and

     o  The liquidity of the stock.

PREFERRED STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

     o  Past Board Performance:

        o The company's use of authorized preferred shares during the last three years;

     o  The Current Request:

        o Disclosure in the proxy statement of specific reasons for the proposed increase;

        o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

        o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

        o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

RECAPITALIZATION PLANS

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities) taking into account the following:

     o  More simplified capital structure;

     o  Enhanced liquidity;

     o  Fairness of conversion terms;

     o  Impact on voting power and dividends;

     o  Reasons for the reclassification;

     o  Conflicts of interest; and

     o  Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

     o A stock exchange has provided notice to the company of a potential delisting; or

     o The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS:  SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS's Common Stock Authorization policy.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     o  Adverse governance changes;

     o  Excessive increases in authorized capital stock;

     o  Unfair method of distribution;

     o  Diminution of voting rights;

     o  Adverse conversion features;

     o  Negative impact on stock option plans; and

     o  Alternatives such as spin-off.

RESTRUCTURING

APPRAISAL RIGHTS

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

ASSET PURCHASES

Vote CASE BY CASE on asset purchase proposals, considering the following factors:

     o  Purchase price;

     o  Fairness opinion;

     o  Financial and strategic benefits;

     o  How the deal was negotiated;

     o  Conflicts of interest;

     o  Other alternatives for the business;

     o  Non-completion risk.

ASSET SALES

Vote CASE BY CASE on asset sales, considering the following factors:

     o  Impact on the balance sheet/working capital;

     o  Potential elimination of diseconomies;

     o  Anticipated financial and operating benefits;

     o  Anticipated use of funds;

     o  Value received for the asset;

     o  Fairness opinion;

     o  How the deal was negotiated;

     o  Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE BY CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE BY CASE on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

     o  Dilution to existing shareholders' positions;

     o Terms of the offer - discount/premium in purchase to investor, including any fairness opinion; termination penalties; exit strategy;

     o Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;

     o  Management's efforts to pursue other alternatives;

     o Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

     o  Conflicts of interest - arm's length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     o  The reasons for the change;

     o  Any financial or tax benefits;

     o  Regulatory benefits;

     o  Increases in capital structure; and

     o  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital"); or

     o  Adverse changes in shareholder rights.

GOING PRIVATE AND GOING DARK TRANSACTIONS (LBOS AND MINORITY SQUEEZE-OUTS)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

     o  Offer price/premium;

     o  Fairness opinion;

     o  How the deal was negotiated;

     o  Conflicts of interest;

     o  Other alternatives/offers considered; and

     o  Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity and market research of the stock);

     o Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

        o  Are all shareholders able to participate in the transaction?

        o Will there be a liquid market for remaining shareholders following the transaction?

        o  Does the company have strong corporate governance?

        o Will insiders reap the gains of control following the proposed transactions?

        o Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     o  Percentage of assets/business contributed;

     o  Percentage ownership;

     o  Financial and strategic benefits;

     o  Governance structure;

     o  Conflicts of interest;

     o  Other alternatives; and

     o  Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     o  Management's efforts to pursue other alternatives;

     o  Appraisal value of assets; and

     o  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o Valuation - Is the value to be received by the largest shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, warrants and convertible debentures taking into consideration:

     o Dilution to existing shareholders' position: the amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly-issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

     o Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

        o The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

        o When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

     o  Financial issues:

        o  The company's financial condition;

        o  Degree of need for capital;

        o  Use of proceeds;

        o  Effect of the financing on the company's cost of capital;

        o  Current and proposed cash burn rate;

        o Going concern viability and the state of the capital and credit markets.

     o Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: a fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

     o  Control issues:

        o  Change in management;

        o  Change in control;

        o  Guaranteed board and committee seats;

        o  Standstill provisions;

        o  Voting agreements;

        o  Veto power over certain corporate actions; and

        o Minority versus majority ownership and corresponding minority discount or majority control premium.

     o  Conflicts of interest:

        o Conflicts of interest should be viewed from the perspective of the company and the investor.

        o Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

     o  Market reaction:

        o The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement or FOR the issuance of warrants and/or convertible debentures in a private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

REORGANIZATION/RESTRUCTURING PLAN (BANKRUPTCY)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

     o  Estimated value and financial prospects of the reorganized company;

     o  Percentage ownership of current shareholders in the reorganized company;

     o Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

     o The cause of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

     o  Existence of a superior alternative to the plan of reorganization; and

     o  Governance of the reorganized company.

SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS)

Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:

     o Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

     o Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

     o Deal timing - A main drive for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction and potential conflicts of interest for deals that are announced close to the liquidation date.

     o Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

     o Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party, or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be a sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

     o Voting agreements - Are the sponsors entering into any voting agreements/tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

     o Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     o  Tax and regulatory advantages;

     o  Planned use of the sale proceeds;

     o  Valuation of spin-off;

     o  Fairness opinion;

     o  Benefits to the parent company;

     o  Conflicts of interest;

     o  Managerial incentives;

     o  Corporate governance changes;

     o  Changes in the capital structure.

VALUE MAXIMIZATION SHAREHOLDER PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

     o  Hiring a financial advisor to explore strategic alternatives;

     o  Selling the company; or

     o  Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

     o  Prolonged poor performance with no turnaround in sight;

     o Signs of entrenched board and management (such as the adoption of takeover defenses);

     o  Strategic plan in place for improving value;

     o  Likelihood of receiving reasonable value in a sale or dissolution; and

     o The company actively exploring its strategic options, including retaining a financial advisor.

5.    COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

     1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: this principle encompasses overall executive pay practices, which must be designed to attract, retain and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

     2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages and guaranteed compensation;

     3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

     4. Provide shareholders with clear, comprehensive compensation disclosures:
        This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

     5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION - MANAGEMENT PROPOSALS (MANAGEMENT SAY-ON-PAY)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay -
MSOP) if:

     o There is a significant misalignment between CEO pay and company performance (pay for performance);

     o  The company maintains significant problematic pay practices;

     o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

     o There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

     o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

     o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

     o  The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

     o A pay for performance misalignment is found and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

        o  Magnitude of pay misalignment;

        o  Contribution of non-performance-based equity grants to overall pay;
           and

        o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

PAY FOR PERFORMANCE EVALUATION

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

     1. Peer Group(7) Alignment:

        o The degree of alignment between the company's TSR rank and the CEO's annualized total pay rank within a peer group, as measured over a three-year period;

        o The multiple of the CEO's total pay relative to the peer group median.

     2. Absolute Alignment: the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

     o  The ratio of performance to time-based equity awards;

     o  The completeness of disclosure and rigor of performance goals;

     o  The company's peer group benchmarking practices;

     o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

     o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

     o  Realizable pay(8) compared to grant pay; and

     o  Any other factors deemed relevant.

PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

     o Problematic practices related to non-performance-based compensation elements;

     o  Incentives that may motivate excessive risk-taking; and

     o  Options backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION ELEMENTS

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

---------------------

7 THE REVISED PEER GROUP IS GENERALLY COMPRISED OF 14-24 COMPANIES THAT ARE SELECTED USING MARKET CAP, REVENUE (OR ASSETS FOR CERTAIN FINANCIAL FIRMS), GICS INDUSTRY GROUP AND COMPANY'S SELECTED PEERS' GICS INDUSTRY GROUP WITH SIZE CONSTRAINTS, VIA A PROCESS DESIGNED TO SELECT PEERS THAT ARE CLOSEST TO THE SUBJECT COMPANY IN TERMS OF REVENUE/ASSETS AND INDUSTRY AND ALSO WITHIN A MARKET CAP BUCKET THAT IS REFLECTIVE OF THE COMPANY'S.

8 ISS RESEARCH REPORTS WILL INCLUDE REALIZABLE PAY FOR S&P1500 COMPANIES.

     o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

     o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

     o  New or extended agreements that provide for:

        o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

        o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

        o CIC payments with excise tax gross-ups (including "modified" gross-ups).

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

     o  Multi-year guaranteed bonuses;

     o A single or common performance metric used for short- and long-term plans;

     o  Lucrative severance packages;

     o  High pay opportunities relative to industry peers;

     o  Disproportionate supplemental pensions; or

     o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     o  Duration of options backdating;

     o  Size of restatement due to options backdating;

     o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping of option gains on backdated grants; and

     o Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

BOARD COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

     o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

     o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

        o  The company's response including:

           o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

           o Specific actions taken to address the issues that contributed to the low level of support;

           o  Other recent compensation actions taken by the company;

        o  Whether the issues raised are recurring or isolated;

        o  The company's ownership structure; and

        o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY WHEN ON PAY")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION OR PROPOSED SALE

Vote CASE-BY-CASE on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude and/or timing of issue(s):

     o  Single- or modified-single-trigger cash severance;

     o  Single-trigger acceleration of unvested equity awards;

     o  Excessive cash severance (>3x base salary and bonus);

     o Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

     o Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

     o Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

     o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o  The total cost of the company's equity plans is unreasonable;

     o  The plan expressly permits the repricing;

     o  A pay-for-performance misalignment is found;

     o The company's three-year burn rate exceeds the burn rate cap of its industry group;

     o  The plan has a liberal change-of-control definition; or

     o  The plan is a vehicle for problematic pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value and includes the new shares proposed, shares available under existing plans and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:

     o Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

     o Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST or WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/ SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY FOR PERFORMANCE MISALIGNMENT- APPLICATION TO EQUITY PLANS

If a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote AGAINST the equity plan. Considerations in voting AGAINST the equity plan may include, but are not limited to:

     o  Magnitude of pay misalignment;

     o  Contribution of non-performance-based equity grants to overall pay; and

     o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans for companies whose average three-year burn rates exceed their burn rate caps.

Burn rate caps are calculated as the greater of: (1) the mean ((micro)) plus one standard deviation (o) of the company's GICS group segmented by Russell 3000 Index and non-Russell 3000 (per the Burn Rate Table published in December); and
(2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year's burn-rate cap.

If a company fails to fulfill a burn-rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

BURN RATE TABLE FOR 2014

                                             RUSSELL 3000                                                NON-RUSSELL 3000
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
                                                               STANDARD         2014 BURN                    STANDARD   2014 BURN
GICS                     DESCRIPTION                 MEAN      DEVIATION      RATE CAP*             MEAN    DEVIATION   RATE CAP*
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
1010         Energy                               2.14%      2.16%          4.30%               2.66%       3.60%       7.46%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
1510         Materials                            1.55%      1.30%          2.85%               3.20%       4.65%       7.85%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
2010         Capital Goods                        1.81%      1.39%          3.20%               3.28%       4.88%       8.16%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
2020         Commercial & Professional Services   2.55%      1.82%          4.37%               3.68%       3.65%       7.33%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
2030         Transportation                       1.53%      1.80%          3.33%               1.71%       1.98%       3.69%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
2510         Automobiles & Components             1.78%      2.03%          3.81%               2.74%       3.21%       5.95%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
2520         Consumer Durables & Apparel          2.48%      1.80%          4.28%               3.37%       4.24%       7.61%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
2530         Consumer Services                    2.55%      1.61%          4.16%               2.16%       2.12%       4.28%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
2540         Media                                2.45%      1.98%          4.43%               3.23%       2.24%       5.47%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
2550         Retailing                            2.41%      1.75%          4.16%               3.39%       3.21%       6.60%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
3010, 3020,
3030         Consumer Staples                     1.59%      1.18%          2.77%               2.13%       2.32%       4.45%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
3510         Health Care Equipment & Services     3.00%      1.82%          4.82%               4.81%       4.27%       9.08%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
3520         Pharmaceuticals & Biotechnology      3.65%      2.26%          5.91%               4.87%       4.11%       8.98%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
4010         Banks                                1.48%      1.65%          3.13%               1.12%       1.67%       2.79%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
4020         Diversified Financials               3.65%      5.09%          8.74%               2.74%       4.43%       7.56%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
4030         Insurance                            1.75%      1.55%          3.30%               1.05%       1.53%       2.58%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
4040         Real Estate                          1.36%      1.50%          2.86%               1.12%       1.56%       2.68%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
4510         Software & Services                  4.56%      2.69%          7.25%               5.26%       3.88%       9.14%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
4520         Technology Hardware & Equipment      3.50%      1.99%          5.49%               3.96%       4.95%       8.91%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
4530         Semiconductor Equipment              4.34%      2.38%          6.72%               4.67%       5.08%       9.75%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
5010         Telecommunication Services           2.59%      1.63%          4.22%               3.57%       3.97%       7.54%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------
5510         Utilities                            0.82%      0.47%          2.00%          *    1.76%       1.90%       3.66%
------------ ------------------------------------ ---------- -------------- -------------- ---- ----------- ----------- -----------

The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum of+/-2 percentage points relative to prior year burn rate cap for same industry/index group.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

-------------------------------------------------------------- -----------------------------------------------------
Stock Price Volatility                                         MULTIPLIER
-------------------------------------------------------------- -----------------------------------------------------
54.6% and higher                                               1 full-value award will count as 1.5 option shares
-------------------------------------------------------------- -----------------------------------------------------
36.1% or higher and less than 54.6%                            1 full-value aware will count as 2.0 option shares
-------------------------------------------------------------- -----------------------------------------------------
24.9% or higher and less than 36.1%                            1 full-value award will count as 2.5 option shares
-------------------------------------------------------------- -----------------------------------------------------
16.5% or higher and less than 24.9%                            1 full-value award will count as 3.0 option shares
-------------------------------------------------------------- -----------------------------------------------------
7.9% or higher and less than 16.5%                             1 full-value award will count as 3.5 option shares
-------------------------------------------------------------- -----------------------------------------------------
Less than 7.9%                                                 1 full-value award will count as 4.0 option shares
-------------------------------------------------------------- -----------------------------------------------------

LIBERAL DEFINITION OF CHANGE-IN-CONTROL

Generally vote AGAINST equity plans if the plan has a liberal definition of change-in-control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions, or similar language.

PROBLEMATIC PAY PRACTICES

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERs transfer more shareholder equity to employees and non-employee directors, and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees toward their plan reserve.

OPERATING PARTNERSHIP (OP) UNITS IN EQUITY PLAN ANALYSIS OF REAL ESTATE INVESTMENT TRUSTS (REITS)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

OPTION OVERHANG COST

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

     o Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

     o Overhang disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

        o The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

        o The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

        o  The general vesting provisions of options grants; and

        o The distribution of outstanding option grants with respect to the named executive officers.

     o Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

     o Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o  Purchase price is at least 85 percent of fair market value;

     o  Offering period is 27 months or less; and

     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     o  Purchase price is less than 85 percent of fair market value; or

     o  Offering period is greater than 27 months; or

     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all of the following features:

     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

     o  Is only to include administrative features;

     o Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

     o Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

     o Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST such proposals if:

     o The compensation committee does not fully consist of independent outsiders, per ISS' director classification; or

     o  The plan contains excessive problematic provisions.

Vote CASE-BY-CASE on such proposals if:

     o In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company's allowable cap; or

     o A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company's initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in the money" over the near term;

     o Rationale for the repricing--was the stock price decline beyond management's control?

     o  Is this a value-for-value exchange?

     o  Are surrendered stock options added back to the plan reserve?

     o Options vesting--does the new option vest immediately, or is there a black-out period?

     o Term of the option--the term should remain the same as that of the replaced option;

     o  Exercise price--should be set at fair market or a premium to market;

     o  Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-BY-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of-cash compensation.

TRANSFER STOCK OPTIONS (TSO) PROGRAMS

One-time Transfers: Vote AGAINST or WITHHOLD votes from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     o Executive officers and non-employee directors are excluded from participating;

     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but are not limited, to the following:

     o  Eligibility;

     o  Vesting;

     o  Bid-price;

     o  Term of options;

     o Cost of the program and impact of the TSOs on company's total option expense;

     o  Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

DIRECTOR COMPENSATION

EQUITY PLANS FOR NON-EMPLOYEE DIRECTORS

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o Director stock ownership guidelines with a minimum of three times the annual cash retainer;

     o  Vesting schedule or mandatory holding/deferral period:

        - A minimum vesting of three years for stock options or restricted stock; or

        -  Deferred stock payable at the end of a three-year deferral period.

     o  Mix between cash and equity:

        - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

        - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     o No retirement/benefits and perquisites provided to non-employee directors; and

     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.


NON-EMPLOYEE DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors. SHAREHOLDER PROPOSALS ON COMPENSATION ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON PAY) Generally vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

ADOPT ANTI-HEDGING/PLEDGING/SPECULATIVE INVESTMENTS POLICY

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company's existing policies regarding responsible use of company stock will be considered.

BONUS BANKING/BONUS BANKING "PLUS"

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

     o  The company's past practices regarding equity and cash compensation;

     o Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

     o  Whether the company has a rigorous claw-back policy in place.

COMPENSATION CONSULTANTS--DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

HOLD EQUITY PAST RETIREMENT OR FOR A SIGNIFICANT PERIOD OF TIME

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

     o While employed and/or for two years following the termination of their employment; or

     o For a substantial period following the lapse of all other vesting requirements for the award ("lock-up period"), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

     o Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:

        -  Rigorous stock ownership guidelines;

        - A holding period requirement coupled with a significant long-term ownership requirement; or

        -  A meaningful retention ratio.

     o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements;

     o Post termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

     o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/ or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

     o Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:

        -  Rigorous stock ownership guidelines, or

        - A holding period requirement coupled with a significant long-term ownership requirement, or

        -  A meaningful retention ratio,

     o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

     o Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive's tenure with the company or even a few years past the executive's termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

NON-DEDUCTIBLE COMPENSATION

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company's existing disclosure practices.

PAY FOR PERFORMANCE

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

     o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

     o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above-target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PAY FOR SUPERIOR PERFORMANCE

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

     o Set compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

     o Deliver a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

     o Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

     o Establish performance targets for each plan financial metric relative to the performance of the company's peer companies;

     o Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

     o What aspects of the company's annual and long-term equity incentive programs are performance driven?

     o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders, or are they benchmarked against a disclosed peer group?

     o Can shareholders assess the correlation between pay and performance-based on the current disclosure?

     o What type of industry and stage of business cycle does the company belong to?

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

     o Adoption, amendment or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

     o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

     o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

     o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

     o  An executive may not trade in company stock outside the 10b5-1 Plan;

     o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

PROHIBIT CEOS FROM SERVING ON COMPENSATION COMMITTEES

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company's compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and compensation of the committee.

RECOUPMENT OF INCENTIVE OR STOCK COMPENSATION IN SPECIFIED CIRCUMSTANCES

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

     o  If the company has adopted a formal recoupment policy;

     o The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

     o Whether the company has chronic restatement history or material financial problems;

     o Whether the company's policy substantially addresses the concerns raised by the proponent;

     o Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

     o  Any other relevant factors.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     o  The triggering mechanism should be beyond the control of management;

     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

TERMINATION OF EMPLOYMENT PRIOR TO SEVERANCE PAYMENT AND ELIMINATING ACCELERATED VESTING OF UNVESTED EQUITY

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

     o The company's current treatment of equity in change-of-control situations (i.e., is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

     o Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

   Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6.  SOCIAL/ENVIRONMENTAL ISSUES

GLOBAL APPROACH

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition, the following will also be considered:

     o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

     o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

     o Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

     o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

     o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

     o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

ANIMAL WELFARE

ANIMAL WELFARE POLICIES

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance;

     o The company's standards are comparable to or better than those of industry peers; and

     o There are no recent, significant fines or litigation related to the company's treatment of animals.

ANIMAL TESTING

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     o The company is conducting animal testing programs that are unnecessary or not required by regulation;

     o The company is conducting animal testing when suitable alternatives are accepted and used at industry peers; or

     o There are recent, significant fines or litigation related to the company's treatment of animals.

ANIMAL SLAUGHTER

Generally vote AGAINST proposals requesting the implementation of Controlled Atmosphere Killing CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

Generally, vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

     o  The potential impact of such labeling on the company's business;

     o The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     o  Company's current disclosure on the feasibility of GE product labeling.

Generally vote AGAINST proposals seeking a report on the social, health and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such decisions are more appropriately made by management with consideration of current regulations.

REPORTS ON POTENTIALLY CONTROVERSIAL BUSINESS/FINANCIAL PRACTICES

Vote CASE-BY-CASE on requests for reports on the company's potentially controversial business or financial practices or products taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abuses;

     o Whether the company has adequately disclosed the financial risks of the products/practices in question;

     o Whether the company has been subject to violations of related laws or serious controversies; and

     o  Peer companies' policies/practices in this area.

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRESCRIPTION DRUG REIMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote CASE-BY-CASE on proposals requesting that the company report on its product pricing or access to medicine policies, considering:

     o The nature of the company's business and the potential for reputational and market risk exposure;

     o  The existing disclosure of relevant policies;

     o  Deviation from established industry norms;

     o Relevant company initiatives to provide research and/or products to disadvantaged consumers;

     o Whether the proposal focuses on specific products or geographic regions; and

     o  The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

PRODUCT SAFETY AND TOXIC/HAZARDOUS MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

     o The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

     o The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

     o The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     o The company's current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;

     o  Current regulations in the markets in which the company operates; and

     o Recent significant controversies, litigation or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

TOBACCO-RELATED PROPOSALS

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

     o  Recent related fines, controversies, or significant litigation;

     o Whether the company complies with relevant laws and regulations on the marketing of tobacco;

     o Whether the company's advertising restrictions deviate from those of industry peers;

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     o  Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering:

     o  Whether the company complies with all laws and regulations;

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; and

     o  The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

CLIMATE CHANGE

CLIMATE CHANGE/GREENHOUSE GAS (GHG) EMISSIONS

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering:

     o The company already provides current, publicly-available information on the impacts that climate change may have on the company, as well as associated policies and procedures to address such risks and/or opportunities;

     o The company's level of disclosure is comparable to that of industry peers; and

     o There are no significant controversies, fines, penalties or litigation associated with the company's environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

     o The company already discloses current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

     o The company's level of disclosure is comparable to that of industry peers; and

     o There are no significant controversies, fines, penalties or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

     o Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

     o  Whether company disclosure lags behind industry peers;

     o Whether the company has been the subject of recent, significant violations, fines, litigation or controversy related to GHG emissions;

     o The feasibility of reduction of GHGs given the company's product line and current technology; and

     o Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

ENERGY EFFICIENCY

Generally vote FOR proposals requesting that a company report on its energy efficiency policies, unless:

     o The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

     o The proponent requests adoption of specific energy efficiency goals within specific timelines.

RENEWABLE ENERGY

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

DIVERSITY

BOARD DIVERSITY

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

     o The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and

     o The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

     o The degree of existing gender and racial minority diversity on the company's board and among its executive officers;

     o The level of gender and racial minority representation that exists at the company's industry peers;

     o The company's established process for addressing gender and racial minority board representation;

     o Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

     o  The independence of the company's nominating committee;

     o The company uses an outside search firm to identify potential director nominees; and

     o Whether the company has had recent controversies, fines or litigation regarding equal employment practices.

EQUALITY OF OPPORTUNITY

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity data, including requests for EEO-1 data, unless:

     o The company publicly discloses its comprehensive equal opportunity policies and initiatives;

     o The company already publicly discloses comprehensive workforce diversity data; and

     o  The company has no recent EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administrative burden on the company.

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

ENVIRONMENT AND SUSTAINABILITY

FACILITY AND WORKPLACE SAFETY

Vote CASE-BY-CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

     o The company's current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

     o The nature of the company's business, specifically regarding company and employee exposure to health and safety risks;

     o Recent significant controversies, finds, or violations related to workplace health and safety; and

     o The company's workplace health and safety performance relative to industry peers.

Vote CASE-BY-CASE on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

     o  The company's compliance with applicable regulations and guidelines;

     o The company's current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

     o The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company's operations and/or facilities.

GENERAL ENVIRONMENTAL PROPOSALS AND COMMUNITY IMPACT ASSESSMENTS

Vote CASE-BY-CASE on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

     o Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

     o The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;

     o The nature, purpose, and scope of the company's operations in the specific region(s);

     o The degree to which company policies and procedures are consistent with industry norms; and

     o  The scope of the resolution.

HYDRAULIC FRACTURING

Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

     o The company's current level of disclosure of relevant policies and oversight mechanisms;

     o The company's current level of such disclosure relative to its industry peers;

     o  Potential relevant local, state, or national regulatory developments;
        and

     o Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

     o Operations in the specified regions are not permitted by current laws or regulations;

     o The company does not currently have operations or plans to develop operations in these protected regions; or

     o The company's disclosure of its operations and environmental policies in these regions is comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

     o  The nature of the company's business;

     o The current level of disclosure of the company's existing related programs;

     o The timetable and methods of program implementation prescribed by the proposal;

     o  The company's ability to address the issues raised in the proposal; and

     o How the company's recycling programs compare to similar programs of its industry peers.

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

     o The company already discloses similar information through existing reports or policies such as an environment, health and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

     o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified timeframe.

WATER ISSUES

Vote CASE-BY-CASE on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

     o The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

     o Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

     o The potential financial impact or risk to the company associated with water-related concerns or issues; and

     o Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.


GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

DATA SECURITY, PRIVACY, AND INTERNET ISSUES

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

     o The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship and government monitoring of the Internet;

     o Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

     o The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

     o The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and

     o The level of controversy or litigation related to the company's international human rights policies and procedures.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) COMPENSATION-RELATED PROPOSALS

Vote CASE-BY-CASE on proposals to Link, or report on linking, executive compensation to sustainability (environmental and social) criteria considering:

     o Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

     o Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

     o The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

     o The company's current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS

HUMAN RIGHTS PROPOSALS

Generally vote FOR proposals requesting a report on company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

     o The degree to which existing relevant policies and practices are disclosed;

     o Whether or not existing relevant policies are consistent with internationally recognized standards;

     o Whether company facilities and those of its suppliers are monitored and how;

     o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     o Scope and nature of business conducted in markets known to have higher risk of workplace labor/ human rights abuse;

     o Recent, significant company controversies, fines or litigation regarding human rights at the company or its suppliers;

     o  The scope of the request; and

     o  Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

     o The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

     o The company's industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

     o Recent, significant controversies, finds, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

     o  Whether the proposal is unduly burdensome or overly prescriptive.

OPERATIONS IN HIGH RISK MARKETS

Vote CASE-BY-CASE on requests for a report on a company's potential financial and reputational risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

     o The nature, purpose and scope of the operations and business involved that could be affected by social or political disruption;

     o Current disclosure of applicable risk assessment(s) and risk management procedures;

     o  Compliance with U. S. sanctions and laws;

     o  Consideration of other international policies, standards, and laws; and

     o Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operation in "high risk" markets.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

     o  Controversies surrounding operations in the relevant market(s);

     o  The value of the requested report to shareholders;

     o The company's current level of disclosure of relevant information on outsourcing and plant closure procedures; and

     o The company's existing human rights standards relative to industry peers.

WEAPONS AND MILITARY SALES

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

POLITICAL ACTIVITIES

LOBBYING

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

     o The company's current disclosure of policies and management and board oversight;

     o The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

     o Recent, significant controversies, fines, or litigation regarding the company's lobbying-related activities.

POLITICAL CONTRIBUTIONS

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

     o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

     o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

POLITICAL TIES

Generally vote AGAINST proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

     o There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

7.  MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o Past performance as a closed-end fund; o Market in which the fund invests;

     o  Measures taken by the board to address the discount; and

     o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     o  Past performance relative to its peers;

     o  Market in which fund invests;

     o  Measures taken by the board to address the issues;

     o Past shareholder activism, board activity, and votes on related proposals;

     o  Strategy of the incumbents versus the dissidents;

     o  Independence of directors;

     o  Experience and skills of director candidates;

     o  Governance profile of the company;

     o  Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     o  Proposed and current fee schedules;

     o  Fund category/investment objective;

     o  Performance benchmarks;

     o  Share price performance as compared with peers;

     o  Resulting fees relative to peers;

     o  Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     o  Stated specific financing purpose;

     o  Possible dilution for common shares;

     o  Whether the shares can be used for antitakeover purposes;

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     o  Potential competitiveness;

     o  Regulatory developments;

     o  Current and potential returns; and

     o  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     o  The fund's target investments;

     o  The reasons given by the fund for the change; and

     o  The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors: o Political/economic changes in the target market; o Consolidation in the target market; and o Current asset composition.

CHANGE IN FUND'S SUB-CLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     o  Potential competitiveness;

     o  Current and potential returns;

     o  Risk of concentration;

     o  Consolidation in target industry.

BUSINESS DEVELOPMENT COMPANIES - AUTHORIZATION TO SELL SHARES OF COMMON STOCK AT A PRICE BELOW NET ASSET VALUE

Vote FOR proposals authorizing the board to issue shares below Net Asset Value
(NAV) if:

     o The proposal to allow share issuance below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

     o The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and

     o The company has demonstrated responsible past use of share issuances by either:

     o Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

     o Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.


DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     o  Strategies employed to salvage the company;

     o  The fund's past performance;

     o  The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     o  The degree of change implied by the proposal;

     o  The efficiencies that could result;

     o  The state of incorporation;

     o  Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     o Removal of shareholder approval requirement for amendments to the new declaration of trust;

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     o  Regulations of both states;

     o  Required fundamental policies of both states;

     o  The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval if the investment adviser currently employs only subadviser.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     o  Fees charged to comparably-sized funds with similar objectives;

     o  The proposed distributor's reputation and past performance;

     o  The competitiveness of the fund in the industry;

     o  The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     o  Resulting fee structure;

     o  Performance of both funds;

     o  Continuity of management personnel;

     o  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     o  Performance of the fund's Net Asset Value (NAV);

     o  The fund's history of shareholder relations;

     o  The performance of other funds under the advisor's management.

8. FOREIGN PRIVATE ISSUERS LISTED ON U. S. EXCHANGES

Vote AGAINST (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

DISCLOSURE/DISCLAIMER

This document and the information contained in it, including without limitation all text, data, graphs and charts (collectively, the "information") is the property of Institutional Shareholder Services (ISS), its subsidiaries, or, in some cases third party suppliers.

The information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the information assumes the entire risk of any use it may make or permit to be made of the information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF FEBRUARY 28, 2014

Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Adviser"), founded in 1997, is an employee-owned investment firm focusing on institutional, sub-advisory and private client relationships. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. The Portfolio Management Team consists of the following:

PORTFOLIO MANAGEMENT TEAM

BERNARD P. SCHAFFER*
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Schaffer is a founding partner of Chartwell and has 39 years of investment industry experience. He serves as senior portfolio manager for Chartwell's closed-end fund and hedged large-cap equity strategies. As the lead portfolio manager for the Fund since 2007, he focuses on securities in the Energy,

Financials and Consumer Staples sectors. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing closed-end equity income funds that utilized option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.

DOUGLAS W. KUGLER, CFA
PRINCIPAL, PORTFOLIO MANAGER

Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 16 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER

Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 28 years of investment industry experience. His areas of focus include Consumer Staples, Health Care and Information Technology. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

The investment team for the First Trust Enhanced Equity Income Fund consists of three portfolio managers with an average of 28 years of investment experience. All team members conduct fundamental research and meet with company management. Purchase and sale decisions are made by the portfolio managers. The day-to-day work and the management of the Fund is divided evenly among the portfolio managers.

* Bernard P. Schaffer retired from Chartwell effective December 31, 2013.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF DECEMBER 31, 2013

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

                                                                                            # of Accounts     Total Assets
                                                                                            --------------   -------------
                                                                                             Managed for       for which
                                                                                             ------------      ----------
                                                                 Total # of                 which Advisory    Advisory Fee
                                                                 -----------               ---------------   -------------
Name of Portfolio Manager or                                      Accounts       Total     Fee is Based on    is Based on
-----------------------------                                     ---------     ------     ----------------   ------------
         Team Member                Type of Accounts*              Managed      Assets       Performance      Performance
         -----------                -----------------              -------      ------       -----------      -----------

1.   Bernard P. Schaffer*       Registered Investment                 1         $81.8 Mil          0               $0
                                Companies:
                                Other Pooled Investment               1         $500,000           0               $0
                                Vehicles:
                                Other Accounts:                       10       $273.2 Mil          0               $0

2.  Douglas W. Kugler           Registered Investment                 1         $81.8 Mil          0               $0
                                Companies:
                                Other Pooled Investment               1         $500,000           0               $0
                                Vehicles:
                                Other Accounts:                       10       $273.2 Mil          0               $0

3.  Peter M. Schofield          Registered Investment                 2        $115.0 Mil          0               $0
                                Companies:
                                Other Pooled Investment               1         $500,000           0               $0
                                Vehicles:
                                Other Accounts:                       10       $273.2 Mil          0               $0


* Bernard P. Schaffer retired from Chartwell effective December 31, 2013.


POTENTIAL CONFLICTS OF INTERESTS

The portfolio managers manage other accounts for Chartwell including institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees.

When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

On a monthly basis, Jon Caffey, a member of our Compliance Group, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. Caffey provides this spreadsheet to the CEO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated by Caffey by reviewing the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly, and traded in accordance with firm policy.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF DECEMBER 31, 2013

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm's retirement plan.

A portfolio manager's and analyst's base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's and analyst's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager and analyst based on the portfolio manager's and analyst's level and type of ownership interest(s). There are currently three types of equity: (1) straight limited partnership interests,
(2) Class B share interests, and (3) phantom stock interests. In all cases, the annual ownership distributions are paid to employees based on their respective percentage equity interest(s) multiplied by total net cash distributions paid during the year.

Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF DECEMBER 31, 2013:

        Name of Portfolio Manager or           Dollar Range of Fund Shares
                 Team Member                       Beneficially Owned

        Bernard P. Schaffer                         $100,000-500,000
        Kevin A. Melich                             $0
        Peter M. Schofield                          $0


(B) Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust Enhanced Equity Income Fund
             -----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 21, 2014
     ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 21, 2014
     ----------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 21, 2014
     ----------------------

* Print the name and title of each signing officer under his or her signature.